UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

IAC Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Company logo P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! IAC Inc. Annual Meeting of Stockholders Thursday, July 16, 2026 9:30 AM, Eastern Time Annual Meeting to be held live via the Internet. Please visit www.proxydocs.com/IAC for more details. You must register to attend the meeting online and/or participate at www.proxydocs.com/IAC For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/IACTo vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before July 6, 2026.Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report or Form 10-KImportant Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On July 16, 2026 for Stockholders of Record as of May 20, 2026To order paper materials, use one of the following methods.Internet:www.investorelections.com/IACCall:1-866-648-8133Email:paper@investorelections.com* If requesting material by e-mail, please send a blank e-mail with the12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. SEE REVERSE FOR FULL AGENDA Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

Company logo THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3 IAC Inc. Annual Meeting of StockholdersPROPOSAL1. Select twelve members of IAC's board of directors, each to hold office until the next succeeding annual meeting of stockholders or until such director's successor shall have been duly elected and qualified (or, if earlier, such director's removal or resignation from IAC's board of directors);1.01 Tor R. Braham*1.02 Chelsea Clinton1.03 Barry Diller1.04 Michael D. Eisner1.05 Bonnie S. Hammer1.06 Victor A. Kaufman1.07 Bryan Lourd1.08 David Rosenblatt1.09 Maria Seferian1.10 Alan G. Spoon*1.11 Alexander von Furstenberg1.12 Richard F. Zannino** To be voted upon by holders of Common Stock voting as a separate class2.approve a non-binding advisory vote on 2025 executive compensation; and3.ratify the appointment of Ernst & Young LLP as IAC's independent registered public accounting firm for the 2026 fiscal year. NOTE: Transact such other business as may properly come before the meeting and any related adjournments or postponements.

Company logo P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! IAC Inc. Annual Meeting of Stockholders Thursday, July 16, 2026 9:30 AM, Eastern Time Annual Meeting to be held live via the Internet. Please visit www.proxydocs.com/IAC for more details. You must register to attend the meeting online and/or participate at www.proxydocs.com/IAC For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/IACTo vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before July 6, 2026.Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report or Form 10-KImportant Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On July 16, 2026 for Stockholders of Record as of May 20, 2026To order paper materials, use one of the following methods.Internet:www.investorelections.com/IACCall:1-866-648-8133Email:paper@investorelections.com* If requesting material by e-mail, please send a blank e-mail with the12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. SEE REVERSE FOR FULL AGENDA Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

Company logo IAC Inc. Annual Meeting of Stock holders THE BOARD OF DIRECTORS RECOMMENDS A VOTE:FOR ON PROPOSALS 1, 2 AND 3 PROPOSAL1.Select nine members of IAC's board of directors, each to hold office until the next succeeding annual meeting of stockholders or until such director's successor shall have been duly elected and qualified (or, if earlier, such director's removal or resignation from IAC's board of directors);1.01 Chelsea Clinton1.02 Barry Diller1.03 Michael D. Eisner1.04 Bonnie S. Hammer1.05 Victor A. Kaufman1.06 Bryan Lourd1.07 David Rosenblatt1.08 Maria Seferian1.09 Alexander von Furstenberg2.approve a non-binding advisory vote on 2025 executive compensation; and3.ratify the appointment of Ernst & Young LLP as IAC's independent registered public accounting firm for the 2026 fiscal year. NOTE: Transact such other business as may properly come before the meeting and any related adjournments or postponements.